UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 20, 2012
Date of Report (Date of earliest event reported)

SMART-TEK SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-29895	98-0206542
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1100 Quail Street, Suite 100, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

949-851-9261
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01    Changes in Registrants Certifying Accountant.

(a) On November 28, 2011, John Kinross-Kennedy, Certified Public Accountant (“Kinross”) resigned as Smart-tek Solutions, Inc.’s (the “Company”) independent registered public accounting firm. Kinross audited the financial statements of the Company for the transitional period ended December 31, 2010 (“transitional year-end”), and the fiscal years ended June 30, 2010 and 2009. The report of Kinross on such financial statements, the most recent dated April 16, 2011, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Between June 30, 2008 (the date of engagement) and November 28, 2011 (the date of resignation) there were no disagreements with Kinross on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kinross, would have caused Kinross to make reference to the subject matter of the disagreement in its review of the Company’s consolidated financial statements for the transitional period ended December 31, 2010 (“transitional year-end”), and the fiscal years ended June 30, 2010 and 2009.

The Company has requested that Kinross furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 20, 2012 is filed herewith as Exhibit 16.

(b) On January 20, 2012, upon the authorization and approval of the board of directors, the Company engaged PMB Helin Donovan Consultants and Certified Public Accountants (“PMB”) as its independent registered public accounting firm.

No consultations occurred between the Company and PMB during the transitional period ended December 31, 2010 (“transitional year-end”), and the fiscal years ended June 30, 2010 and 2009and through January 20, 2012, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit No.	Description

16	Letter from John Kinross-Kennedy, Certified Public Accountant to the Securities and Exchange Commission

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Brian Bonar	Date
_________________	_________________
Brian Bonar
Chief Executive Officer,	January 23, 2012